Third Quarter 2019 Earnings Conference Call October 23, 2019 1

Legal Disclaimers Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward- looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions, including its latest acquisition of CoBiz Financial, Inc., and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. There may also be difficulties and delays in integrating CoBiz Financial Inc.'s business or fully realizing cost savings and other benefits including, but not limited to, business disruption and customer acceptance of BOK Financial Corporation's products and services. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of September 30, 2019 unless otherwise noted. 2

Steven G. Bradshaw Chief Executive Officer 3

Third Quarter Summary Net Income $142.2 $137.6 Q3 Q2 Q3 $117.3 2019 2019 2018 $110.6 $2.00 $108.5 $1.93 Diluted EPS $2.00 $1.93 $1.79 $1.79 $1.54 Net income before taxes $1.50 $174.3 $175.4 $152.2 Net income attributable to BOKF shareholders $142.2 $137.6 $117.3 3Q18 4Q18 1Q19 2Q19 3Q19 Net income attributable to shareholders Net income per share - diluted Noteworthy items impacting profitability: • Fee income growth driven by strong performance in Brokerage & Trading and Mortgage. • Net interest income and margin compression fully offset by fee income strength. • Diligent expense management. • $12 million in loan loss provision due to continued loan growth. • Income tax benefit from finalization of tax credits and completion of 2018 tax filings. 4

Additional Details Quarterly Annualized ($bil) Q3 2019 Growth Growth Average Loans $22.4 1.9% 7.4% Period-End Loans $22.3 0.1% 0.5% Average Deposits $25.7 2.1% 8.5% Period-End Deposits $26.2 3.4% 13.6% Fiduciary Assets $49.3 (0.1)% (0.3)% Assets Under Management or in Custody $80.8 (1.2)% (4.8)% • Average loan growth strong, led by strength in Energy and Healthcare. Period-end growth reflects late quarter payoffs and loan sales. • Average deposits and period-end deposits up on a quarterly basis. Deposit growth covers loan growth for the quarter. • Assets under management down slightly quarterly. • $26 million in share repurchases in Q3, or 337,000 shares representing 0.5% of outstanding shares. 5

Stacy Kymes EVP-Corporate Banking 6

Loan Portfolio Seq. Sep 30, Jun 30, Loan ($mil) 2019 2019 Growth Energy $4,114.3 $3,921.4 4.9% Services 3,266.2 3,309.5 (1.3)% Healthcare 3,033.0 2,926.5 3.6% Wholesale/retail 1,848.6 1,793.1 3.1% Manufacturing 698.4 761.4 (8.3)% Public Finance 744.8 795.7 (6.4)% Other 719.3 829.5 (13.3)% Total C&I $14,424.6 $14,336.9 0.6% Commercial Real Estate 4,626.1 4,710.0 (1.8)% Residential Mortgage 2,117.3 2,170.8 (2.5)% Personal 1,117.4 1,037.9 7.7% Total Loans $22,285.4 $22,255.7 0.1% • Strong growth in energy and healthcare the primary drivers of overall C&I growth. • Period-end loan growth numbers impacted by paydowns late in the quarter. 7

Key Credit Quality Metrics Non-accruals Net charge-offs (annualized) to average loans $183.8 0.40% $172.5 $163.2 $153.0 $152.6 0.23% 0.20% 0.19% 0.19% 0.20% 0.14% 0.00% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Energy Healthcare CRE Residential and Other • Total non-accrual loans down $11.3 million. • Net charge-offs ticked up slightly to 19 basis points. • An increase of $17 million in Energy relates to a couple of lingering workout credits – no • Last five quarter average net charge-offs at new issues emerging from portfolio. 19 basis points continues to be well below historic range of 30 to 40 basis points. • Potential problem loans (substandard, accruing) totaled $143 million at 09/30, • Appropriately reserved with a combined down $18 million from 6/30. allowance of 0.92%, consistent with Q2. • OVERALL – We see no material signs of stress in any loan portfolios. 8

Steven Nell Chief Financial Officer Financial Overview 9

Net Interest Revenue and Margin ($mil) Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 Net interest revenue $279.1 $285.4 $278.1 $285.7 $240.9 Provision for credit losses $12.0 $5.0 $8.0 $9.0 $4.0 NIR after provision $267.1 $280.4 $270.1 $276.7 $236.9 Net interest margin 3.01% 3.30% 3.30% 3.40% 3.21% • Net interest income decreased $6.3 million from the previous quarter. Prior quarter included $2.7 million more of interest recovery and $2.4 million of higher accretion. • Net interest margin roll-forward from second quarter to third quarter: Net Interest Margin Roll-forward 2Q19 NIM 3.30% Interest recovery in Q2 (0.03) Higher accretion in Q2 (0.04) Larger securities portfolio dilution to NIM (additive to NII) (0.13) NIM deterioration from lower rate environment (0.09) 3Q19 NIM 3.01% • NIM deterioration driven by loan yields down 21 basis points (excluding interest recoveries) and interest bearing deposit costs up 4 basis points. 10

Fees and Commissions Revenue, $mil Growth: Quarterly, Trailing 12 Q3 2019 Sequential Months Brokerage and Trading $43.8 8.2% 16.8% Transaction Card 22.0 0.5% 0.7% Fiduciary and Asset Management 43.6 (3.1)% (7.3)%* Deposit Service Charges and Fees 28.8 2.7% 0.9% Mortgage Banking 30.2 7.3% 6.8% Other Revenue 17.6 41.7% 8.7% Total Fees and Commissions $186.1 5.7% 3.0%** * 0.6% omitting one-time, $15 million fee ** 5.4% omitting one-time, $15 million fee • Brokerage and Trading: Up largely due to strong mortgage backed security trading results and commercial syndication fees. • Fiduciary and Asset Management: Down quarterly due to a seasonal increase in tax fees collected in Q2. Year over year decrease impacted by large, one-time fee in Q3 2018. • Mortgage Banking: Lower mortgage interest rates led to a significant increase in applications and commitments. • Other Revenue: Up largely due to an increase in repossessed asset revenue and a business insurance credit. 11

Expenses %Incr. %Incr. ($mil) Q3 2019 Q2 2019 Q3 2018 Seq. Annualized Personnel expense $162.6 $160.3 $143.5 1.4% 5.6% Non-personnel expense $116.7 $116.8 $109.1 (0.1)% (0.3)% Total operating expense $279.3 $277.1 $252.6 0.8% 3.1% Efficiency Ratio 59.31% 59.51% 61.60% • Personnel expense up $2.2 million largely due to increases in incentive-based compensation. • Non-personnel expense net unchanged from prior quarter with higher expenses in mortgage and data processing offset by insurance and business promotion. • Efficiency ratio remains below 60%. 12

Forecast and Assumptions • Mid-single digit loan growth from C&I categories expected for the remainder of the year. • Provision level in fourth quarter influenced more by loan growth as opposed to any expected credit deterioration. • We expect one additional rate decrease before year-end, and are planning 2020 around a flat rate environment. We continue to expect NIM pressure. • Securities portfolio to remain flat. • Revenue from fee-generating businesses, particularly Brokerage & Trading and Mortgage, should continue to benefit from lower interest rates, however, seasonality could influence mortgage activity. • Holding efficiency ratio at or below 60% largely dependent on revenue mix. • Capital strategy will support organic balance sheet growth and modest opportunistic share repurchases. Capital ratios are expected to improve slightly over time. • Blended federal and state effective tax rate of 21-22% going forward. 13

CECL • CECL models have been developed, tested and validation is being finalized. • Based on the results of test runs, our allowance committee expects the pre- tax transition adjustment from CECL implementation will be between $50 million and $75 million. COBZ Acquired loans GNMA VA loans Other liability accrual on tail Duplicate allowance on $2.0 exposure in $3.5 billion billion portfolio portfolio • Final adjustment will depend on the composition of our loan portfolios, and current and forecasted economic conditions as of January 1, 2020. 14

Steven G. Bradshaw Chief Executive Officer Closing Remarks 15

Question and Answer Session 16